UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2020

BROAD STREET REALTY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-09043 (Commission File Number)	36-3361229 (IRS Employer Identification No.)

7250 Woodmont Ave, Suite 350 Bethesda, Maryland (Address of principal executive offices)	20814 (Zip Code)

Registrant’s telephone number, including area code: 301-828-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.Entry into a Material Definitive Agreement

On December 9, 2020, Broad Street Realty, Inc. (the “Company”) and certain of its subsidiaries entered into an Allonge and Modification Agreement (the “Modification Agreement”) related to the Loan Agreement, dated as of December 27, 2019 and amended on May 10, 2020 (as amended, the “Loan Agreement”), by and among MVB Bank, Inc., as lender, the Company, Broad Street Operating Partnership, LP and Broad Street Realty, LLC, as borrowers, and BSV Cromwell Land LLC, a subsidiary of the Company, and Michael Z. Jacoby, the Company’s chairman and chief executive officer, as guarantors.

As previously disclosed, the Loan Agreement provides for a $6.5 million loan, (i) consisting of a $4.5 million term loan (the “MVB Term Loan”), which matures on December 27, 2022, and (ii) a $2.0 million revolving credit facility (the “MVB Credit Facility”), which was scheduled to mature on December 27, 2020. The Modification Agreement, among other things, extends the maturity date of the MVB Credit Facility to December 27, 2021 and provides that the requirements to comply with certain financial covenants under the Loan Agreement will begin as of June 30, 2021 or December 31, 2021, as applicable, rather than September 30, 2020. In addition, the Modification Agreement eliminates the revolving nature of the MVB Credit Facility, and requires the repayment of $250,000 under the MVB Credit Facility on each of (a) the earlier of March 31, 2021 or the closing date of the Company’s pending mergers with BSV Spotswood Investors LLC and BSV Highlandtown Investors LLC and (b) the earlier of September 30, 2021 or the closing date of the Company’s pending merger with BSV Greenwood Investors LLC.

The foregoing description of the Modification Agreement does not purport to be complete and is qualified in its entirety by reference to the Modification Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Allonge and Modification Agreement, dated December 9, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROAD STREET REALTY INC.

December 15, 2020	By:	/s/ Michael Z. Jacoby
Michael Z. Jacoby
Chief Executive Officer